Exhibit 99.1

TILRAY ACQUIRES MAJORITY POSITION IN AMENDED MEDMEN CONVERTIBLE NOTES

Investment Provides Tilray a Potential Accelerated Path into U.S. Cannabis Market Upon Federal Legalization

Amendment and Extension of Convertible Notes Enables MedMen to Reshape Balance Sheet and Further Accelerate its Growth Trajectory

Tilray and MedMen CEOs to Host a Conference Call and Webcast at 5:00 PM Eastern Time

NEW YORK and LOS ANGELES – August 17, 2021 — Tilray, Inc. (“Tilray”) (Nasdaq l TSX: TLRY), a leading global cannabis-lifestyle and consumer packaged goods company, and MedMen Enterprises Inc. (“MedMen”) (CSE: MMEN) (OTCQX: MMNFF), a premier American cannabis retailer, today announced that Tilray has acquired the majority of the outstanding senior secured convertible notes (the “Notes”) of MedMen that were originally held by certain funds affiliated with Gotham Green Partners, LLC and other funds (collectively, “GGP”). The acquisition provides Tilray with a path, subject to necessary regulatory approvals, to obtain a significant equity position in MedMen through conversion of the Notes and exercise of associated warrants (the “Warrants”) following U.S. cannabis legalization (or Tilray’s waiver of such condition).In connection with the sale of the Notes, MedMen and GGP amended the restrictive covenants and extended the debt maturity to 2028 to provide MedMen the flexibility to execute on its growth priorities and explore additional strategic opportunities. In addition, MedMen separately announced today a significant equity investment from a private placement of MedMen Shares (as defined below) and warrants to a group of investors.

MedMen is a leading cannabis retail brand in the U.S., holding 21 licenses and 25 retail locations across key urban centers, including the Bay Area, Los Angeles, Boston, Chicago, and Las Vegas, and a significant position in California, the world’s largest market. Prior to U.S. federal legalization of cannabis, and subject to compliance with applicable laws and stock exchange rules, MedMen will actively explore opportunities to expand MedMen’s footprint across international markets.

Irwin D. Simon, Tilray’s Chairman and CEO, said, “Backed by accelerating trends towards legalization globally, we are focused on building the world's leading cannabis-focused consumer branded company with a goal of $4 billion of revenue by the end of our fiscal 2024. The investment we are announcing in MedMen securities today, one of the most recognized brands in the $80 billion U.S. cannabis market, is a critical step towards delivering on our objective as we work to enable Tilray to lead the U.S. market when legalization allows.”

Mr. Simon continued, “Our ability to maximize value from this game-changing transaction rests on the support of our shareholders at the upcoming Special Meeting to vote on our Authorized Shares Proposal, which will increase the number of authorized shares Tilray has available to not only complete this transaction, but also to execute on other strategic acquisitions.  I cannot stress enough the importance of making our shareholders’ voices count to enable us to maximize our potential to create substantial value for our shareholders in the near-term and in the future.”

Tom Lynch, MedMen’s Chairman and CEO, added, “Our management team has spent the past 18 months executing a disciplined turnaround plan. We are grateful to our stakeholders for their patience and support as we worked to fix the business and rebuild trust and credibility. We believe that patience has paid off, as these efforts have succeeded in attracting partners who share our vision for building the world’s most powerful cannabis retail brand. In addition, the proceeds from the private placement and amendments to the Notes, gives MedMen the cash and flexibility to match our revenue trajectory to our operational expertise and internationally renowned brand. MedMen 2.0 is here, and we are thrilled to embark on the next stage of our journey.”

Transaction Overview
Under the terms of the transaction, a newly formed limited partnership (the “SPV”) established by Tilray and other strategic investors acquired an aggregate principal amount of approximately U.S.$165.8 million of the Notes and the Warrants, all of which were originally issued by MedMen and held by GGP, representing 75% of the outstanding Notes and 65% of the outstanding Warrants. Tilray’s interest in the SPV represents rights to 68% of the Notes and related Warrants held by the SPV, which are convertible into, and exercisable for, approximately 21% of the outstanding Class B subordinate voting shares of MedMen (the “MedMen Shares”) upon closing of the transaction.  Tilray’s ability to convert the Notes and exercise the Warrants is dependent upon U.S. federal legalization of cannabis or Tilray’s waiver of such requirement as well as any additional regulatory approvals.  As consideration for Tilray’s interest in the Notes and Warrants, and subject to Tilray receiving the stockholder approval necessary to increase the number of shares of its authorized capital stock, Tilray will issue approximately 9.0 million shares of its common stock to GGP; provided, however, that if Tilray has not received the stockholder approval by December 1, 2021, GGP may elect to receive cash rather than Tilray shares. Tilray’s previously scheduled Special Meeting of Stockholders will be held this Thursday, August 19, 2021.  MedMen did not receive any proceeds from the transfer of the Notes.

In connection with the transactions, the parties agreed to amend and restate (the “Amendment and Restatement”) the facility governing the Notes (the “Facility”) to, among other things, extend the maturity date to August 16, 2028, eliminate any cash interest obligations and instead provide for pay-in-kind interest, eliminate certain repricing provisions, and eliminate and revise certain restrictive covenants. Accrued pay-in-kind interest on the Notes will be convertible at price equal to the trailing 30-day volume weighted average price of the MedMen Shares, as and when such pay-in-kind interest becomes due and payable, subject to the maximum permitted discount under the rules of the Canadian Securities Exchange.  The Notes held by holders on the date of the amendment and restatement may not be prepaid by MedMen until legalization of the general cultivation, distribution and possession of marijuana at the federal level in the United States or the removal of the regulation of such activities from the U.S. federal laws. Any such prepayment shall require at least six months’ notice.  If Notes are transferred following the date of the amendment and restatement (the “effective date”), such Notes may not be prepaid until the earlier of the third anniversary of the effective date or 90 days following the transfer of such Notes to such holders. Transfers of Notes will be permitted subject only to notice and compliance with securities laws. The Notes will also provide the holders of the Notes with a top-up right to acquire additional MedMen Shares and a pre-emptive right with respect to future financings of the Company, subject to certain exceptions, upon the issuance by MedMen of certain equity or equity-linked securities. No changes have been made to the conversion and exercise prices of the Notes or related Warrants.

This news release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful. The securities being offered have not been registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the U.S. Securities Act, and applicable state securities laws. The MedMen has agreed to provide customary registration rights to holders of the Notes with respect to the MedMen Shares underlying the Notes and related Warrants and the investors in the private placement.

For further transaction details, investors and security holders may obtain a copy of the presentation associated with the transaction on the MedMen website at https://investors.medmen.com and on the investor page of Tilray’s website at https://ir.tilray.com.

Conference Call
Tilray and MedMen will host a conference call to discuss today’s announcement at 5:00 p.m. ET. Investors interested in participating in the live call can dial (877) 458-4121 from Canada and the U.S. or (323) 794-2597 from international locations.

There will also be a simultaneous, live webcast available on the Investors section of the Company’s website at www.tilray.com. The webcast will also be archived after the call concludes.

Advisors
Moelis & Company LLC is serving as exclusive financial advisor to MedMen. Weil, Gotshal & Manges LLP, Cassels Brock & Blackwell LLP and Manatt, Phelps & Phillips, LLP are serving as legal counsel to MedMen. DLA Piper LLP (U.S.) and DLA Piper (Canada) LLP acted as legal counsel to Tilray. Davies Ward Phillips & Vineberg LLP acted for Serruya Private Equity. Canaccord Genuity Corp. is serving as exclusive financial advisor to Gotham Green. KTBS Law, LLP, Honigman, LLP, Stubbs Alderton & Markiles, LLP and SkyLaw Professional Corporation acted as legal counsel to Gotham Green.

About Tilray, Inc.
Tilray, Inc. is a leading global cannabis-lifestyle and consumer packaged goods company with operations in Canada, the United States, Europe, Australia, and Latin America that is changing people's lives for the better – one person at a time – by inspiring and empowering the worldwide community to live their very best life by providing them with products that meet the needs of their mind, body, and soul and invoke a sense of wellbeing. Tilray’s mission is to be the trusted partner for its patients and consumers by providing them with a cultivated experience and health and wellbeing through high-quality, differentiated brands and innovative products.  A pioneer in cannabis research, cultivation, and distribution, Tilray’s unprecedented production platform supports over 20 brands in over 20 countries, including comprehensive cannabis offerings, hemp-based foods, and alcoholic beverages.

For more information on how we open a world of wellbeing, visit www.Tilray.com.

About MedMen
MedMen is a premier American cannabis retailer with an operational footprint in California, Nevada, Illinois, Arizona, Massachusetts, and Florida. MedMen offers a robust selection of high-quality products, including MedMen-owned brands MedMen Red and LuxLyte through its premium retail stores, proprietary delivery service, as well as curbside and in-store pick up. MedMen Buds, an industry-first loyalty program, provides exclusive access to promotions, product drops and content. MedMen believes that a world where cannabis is legal and regulated is safer, healthier, and happier. Learn more about MedMen at www.medmen.com.

Early Warning Reporting Matters

Pursuant to the Transaction, Tilray, located at 655 Madison Ave., New York, New York 10065, acquired beneficial ownership or control or direction over Notes in the principal amount of U.S.$165.8 million and Warrants to acquire approximately 135.3 million MedMen Shares held by the SPV. If the Notes were converted and the Warrants exercised immediately following the completion of the Transaction, the SPV would control 940.5 million MedMen Shares and Tilray would hold beneficial ownership of approximately 639.5 million MedMen Shares.  In addition to Tilray’s interests in the Notes and Warrants, as a holder of Notes, the SPV (in which Tilray has a 68% beneficial ownership) has certain top-up rights from MedMen, which will enable the SPV to subscribe for additional MedMen Shares to maintain its proportionate ownership of MedMen, subject to certain issuances excluded from the top-up rights, and will enable Tilray to maintain its proportionate beneficial interest in MedMen.  The SPV's acquisition of the purchased Notes and Warrants, and Tilray’s beneficial ownership of such securities, requires the disclosure included in this press release under the heading “Early-Warning Reporting Matters” and the filing of an early warning report (the “Early Warning Report”) for purposes of National Instrument 62-103 - The Early Warning System and Related Take-Over Bid and Insider Reporting Issues.  A copy of the Early Warning Report will be filed under MedMen’s profile on www.SEDAR.com.

Tilray’s interests in the Notes and Warrants were acquired by Tilray for investment purposes and its strategic rationale described in this press release. In accordance with applicable securities laws and subject to applicable stock exchange requirements, Tilray may from time to time and at any time, directly or otherwise, increase or decrease its ownership, control or direction of MedMen Shares and Tilray and the SPV each reserves the right to acquire or dispose of any or all of the Notes, Warrants, top-up related securities or any MedMen Shares received on conversion or exercise thereof in accordance with applicable securities laws.  Tilray’s and the SPV’s determination may be driven by market conditions, future strategic planning, the business and prospects of the MedMen and any other factors that Tilray or the SPV, as applicable, may consider relevant from time to time.

Related Party Transaction
The Amendment and Restatement, including the issuance of the top-up right and the pre-emptive right, are considered to be "related party transactions" under Multilateral Instrument 61-101 – Protection of Minority Security Holders in Special Transactions (“MI 61-101”) insofar as they involve GGP and Parallax Master Fund LP. Both GGP and its controlled funds, and Parallax Master Fund LP and its controlled funds, are related parties (as defined in MI 61-101) to MedMen and lenders under the Facility. Unless there is an exemption, MedMen would ordinarily be required to obtain a formal valuation and "minority approval", being approval of disinterested shareholders of MedMen, with respect to the Amendment and Restatement. As reported in MedMen's Unaudited Interim Condensed Consolidated Financial Statements for the Nine Months Ended March 27, 2021 and March 28, 2020, MedMen's accumulated deficit and a negative net working capital (current liabilities greater than current assets) as of March 26, 2021, as well as a net loss and negative cash flow from operating activities for the reporting period then ended raise substantial doubt about MedMen's ability to continue as a going concern. MedMen is relying on the exemption from obtaining a formal valuation available in section 5.5(b) of MI 61-101 and the exemption from obtaining minority approval available in section 5.7(e) of MI 61-101. MedMen meets the requirements set out section 5.5(b) of MI 61-101 because the Shares are only traded on the facilities of the Canadian Securities Exchange. MedMen meets the requirements set out in section 5.7(e) of MI 61-101 based on the board of directors of MedMen, acting in good faith, having determined, and MedMen's independent directors (being all the directors), acting in good faith, unanimously having determined that MedMen is in serious financial difficulty, that the Amendment and Restatement are designed to improve MedMen's financial position, and that the Amendments are reasonable in MedMen's circumstances. The material change report for the Amendment and Restatement will not be filed more than 21 days prior to closing, as the transactions that constitute the related party transaction were effectively closed upon of execution of the Amendment and Restatement, and until execution, there was no material change that could be disclosed.

Cautionary Statement Concerning Forward-Looking Statements
Certain statements contained in this press release constitute "forward-looking statements" within the meaning of federal securities laws, including the Private Securities Litigation Reform Act of 1995. Forward-looking statements are predictions based on expectations and projections about future events and are not statements of historical fact. You can identify forward-looking statements by the use of forward-looking terminology such as "plan," "continue," "expect," "anticipate," "intend," "predict," “believe,” "project," "estimate," "likely," "believe," "might," "seek," "may," "will," "remain," "potential," "can," "should," "could," "future", “is positioned” and similar expressions, or the negative of those expressions, or similar words or phrases that are predictions of or indicate future events or trends and that do not relate solely to historical matters. You can also identify forward-looking statements by discussions of the Tilray’s or MedMen’s strategic initiatives, including productivity and synergies initiatives, our future performance and results of operations.

Forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, levels of activity, performance or achievements of Tilray or MedMen, or industry results, to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements, and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods that may be incorrect or imprecise and may not be able to be realized. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). Forward-looking statements include statements regarding intentions, beliefs, projections, outlook, analyses, or current expectations for the Tilray or MedMen business; the legalization of cannabis under U.S. federal laws and Tilray’s ability to become the world's leading cannabis-focused consumer branded company with $4 billion of revenue by 2024; and Tilray’s receipt of stockholder approval to increase its authorized capital stock. Certain material factors, estimates, goals, projections, or assumptions were used in drawing the conclusions contained in the forward-looking statements throughout this communication. Many factors could cause actual results, performance or achievement to be materially different from any forward-looking statements, and other risks and uncertainties not presently known to Tilray or MedMen, as applicable, or that Tilray or MedMen, as applicable, deems immaterial could also cause actual results or events to differ materially from those expressed in the forward-looking statements contained herein. For a more detailed discussion of these risks and other factors, see the Annual Report on Form 10-K of Tilray for the fiscal year ended May 31, 2021. The forward-looking statements included in this communication are made as of the date of this communication and MedMen does not undertake any obligation to publicly update such forward-looking statements to reflect new information, subsequent events or otherwise unless required by applicable securities laws.

A variety of factors, including known and unknown risks, many of which are beyond the control of Tilray or MedMen, could cause actual results to differ materially from the forward-looking statements in this press release and other reports filed with, or furnished to, the SEC and other regulatory agencies by Tilray or MedMen and made by the directors, officers, other employees, and other persons authorized to speak on behalf of Tilray or MedMen. Such factors include, without limitation: (i) if, when and to the extent cannabis is legalized at the federal level in the United States; (ii) the ability of either company to effectively grow and expand retail operations in the United States;  (iii) ability to effectively deal with the restrictions, limitations and health issues presented by the COVID-19 pandemic; (iv) the respective management teams’ perceptions of historical trends, current conditions and expected future developments; (v) the ability to effectively manage growth, including anticipated and unanticipated costs; (vi) achieving the anticipated results of the Tilray or MedMen's strategic plans, including growing market share; (vii) the adequacy of each company’s capital resources and liquidity, including but not limited to, availability of sufficient cash flow to successfully execute their respective growth strategies (either within the expected timeframe or at all); (viii) the ability to raise necessary or desired funds to achieve their respective strategic business plans; (ix) obtaining and maintaining all required licenses, approvals and permits; (x) favorable production levels and sustainable costs; (xi) inputs, suppliers and skilled labor being unavailable or available only at uneconomic costs; (xii); (xiii) adverse future legislative and regulatory developments involving medical and recreational marijuana; (xiv) consumer interest in the companies’ respective products and products of other brands that MedMen may offer in its stores; (xv) competition; (xvi) government regulation of either company’s activities and products including, but not limited, to the areas of taxation and environmental protection; (xviii) the risks of operating or investing in the marijuana industry in the United States; (xviii) the outcome of any claims, litigation and proceedings of which either company is a party, including any settlements of litigation or pending regulatory or government investigations or actions or other legal contingencies; (xix) either company’s ability to conduct operations in a safe, efficient and effective manner; (xx) changes in general economic, business and political conditions in which the companies operate, including changes in the financial markets; changes in applicable laws generally and (xxi) and those other risk factors discussed in MedMen’s Form 10 (as amended) or in the risk factors discussed in Tilray’s Annual Report on Form 10-K, and other continuous disclosure filings, all available under either at www.sec.gov (with respect to both MedMen and Tilray) or www.sedar.com (solely with respect to MedMen).

Tilray Media Contact
Berrin Noorata, news@tilray.com

Tilray Investor Relations
Raphael Gross, Raphael.Gross@icrinc.com, +1-203-682-8253

MedMen Media Contact
Lisa Weser, MedMen@Trailblaze.co

MedMen Investor Relations Contact
Morry Brown, morry.brown@MedMen.com